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                                                                    EXHIBIT 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To Board of Directors
Lincare Holdings Inc.:


We consent to the use of our reports incorporated herein by reference.


                                                 KPMG PEAT MARWICK LLP


St. Petersburg, Florida
September 30, 1996